Restructuring and Impairments	12 Months Ended
Dec. 31, 2023
Restructuring and Related Activities [Abstract]
Restructuring and Impairments
5. Restructuring and Impairments
In December 2020, the Company initiated an operational restructuring program that included plans for costs reductions in response to a difficult interest rate environment as well as a slowing housing market. The restructuring program, which continued during the years ended December 31, 2023 and 2022, consists of reductions in headcount and any associated costs which primarily include one-time employee termination benefits. The Company expects the restructuring initiatives to continue at least through the first half of 2024.
Due to the reduced headcount, the Company has also reduced its real estate footprint. The Company has impaired right-of-use assets related to office space that is no longer in use or has been completely abandoned. Leases where the Company is unable to terminate or amend the lease with the landlord remain on the balance sheet under lease liabilities. In February 2023, the Company entered into a lease amendment with a landlord to surrender an office floor and reassign the lease to a third party. The amendment relieves the Company of the primary obligation under the original lease and as such is considered a termination of the original lease. Due to the lease amendment, the Company impaired the right-of-use asset of $13.0 million and removed the lease liability of $13.0 million and incurred a loss of $5.3 million which included a $4.7 million payment in cash to the third party and $0.6 million in other related fees to terminate the lease early.
The Company has also impaired the right-of-use assets for equipment that is no longer used or abandoned as a result of the reduced headcount. Refer to Note 8 for further details on the Company’s leasing activities. For the years ended December 31, 2023 and 2022, the Company impaired property and equipment of $7.9 million and $4.0 million, respectively, which was related to termination of lease agreement and sale of laptops resulting from a reduction in the workforce.
The Company assessed the loan commitment asset for impairment as there were factors that indicated that it was probable that the asset had been impaired during the year ended December 31, 2022, as the probability of the Company meeting the criteria to draw on the Convertible Note declined. For the year ended December 31, 2022, the Company recorded an impairment loss of $105.6 million on the loan commitment asset.
The write-off of capitalized merger transaction costs are costs incurred and capitalized in relation to the Merger. These costs were written off on December 31, 2022 as Amendment No. 5 to the Merger Agreement was not executed until February 24, 2023 which extended the Agreement End Date from March 8, 2023 to September 30, 2023.
For the years ended December 31, 2023 and 2022, the Company’s restructuring and impairment expenses consists of the following:

	Year Ended December 31,
(Amounts in thousands)	2023	2022
Impairment of Loan Commitment Asset	$—	$105,604
Employee one-time termination benefits	2,968	102,261
Write-off of capitalized merger transaction costs	—	25,787
Impairments of Right-of-Use Assets	2,321	6,493
Real estate restructuring costs	5,284	—
Gain on lease settlement	(3,891)	—
Impairments of intangible assets	2,332	1,965
Impairment of property and equipment	7,934	4,042
Impairment of investments	200	—
Other restructuring (gains) losses	311	333
Total Restructuring and Impairments	$17,459	$246,485
As of December 31, 2023 and 2022, respectively, the Company had an immaterial liability related to employee one-time termination benefits that were yet to be paid. The cumulative amount of one-time termination benefits, impairment of loan commitment asset, impairment of right-of-use assets, and impairment of property and equipment as of December 31, 2023 is $122.3 million, $105.6 million, $8.5 million, and $12.0 million, respectively.